                                  FORM 8-K/A


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 15, 1998



                        CHANNELL COMMERCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)


DELAWARE                               0-28582                   95-2453261
--------                         ---------------------           ----------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
of incorporation or                                          Identification No.)
organization)


                     26040 Ynez Road, Temecula, California
                   (Address of principal executive offices)

                                     92591
                                  (Zip Code)

                                (909) 694-9160
             (Registrant's telephone number, including area code)

Item 7 of the Registrant's Current Report on Form 8-K, event date May 1, 1998, is amended to read in its entirety as follows:

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

Item 7 (a).  Financial Statements of Business Acquired

INDEX TO FINANCIAL STATEMENTS TO CURRENT REPORT ON FORM 8-K/A

Report of BDO STOY HAYWARD, Chartered Accountants and Registered Auditors

Consolidated Profit and Loss Accounts for each of the three years ended December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (unaudited)

Consolidated Balance Sheets as of December 31, 1997 and 1996, and March 31, 1998 (unaudited)

Consolidated Cash Flow Statements for each of the three years ended December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (unaudited)

Notes Forming Part of the Financial Statements for the years ended December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (unaudited)


                                                                             (i)

                                             A.C. EGERTON (HOLDINGS) PLC

                                             Report and Financial Statements

                                             Years Ended 31 December
                                             1997, 1996 AND 1995





                                      BDO

                               BDO Stoy Hayward
                             Chartered Accountants

A.C. EGERTON (HOLDINGS) PLC

ANNUAL REPORT AND FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

CONTENTS


PAGE:

 1        Reports of the auditors

 4        Consolidated profit and loss accounts

 5        Statement of total recognised gains and losses

 6        Consolidated balance sheets

 7        Consolidated cash flow statements

 8        Notes forming part of the financial statements

--------------------------------------------------------------------------------

A.C. EGERTON (HOLDINGS) PLC

REPORT OF THE AUDITORS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF A.C. EGERTON (HOLDINGS) PLC


     We have audited the financial statements on pages 5 to 28 which have been prepared under the accounting policies set out on pages 9 to 11.

     Respective responsibilities of directors and auditors

     As described on page 2 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

     Basis of opinion

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

     Opinion

     In our opinion the financial statements give a true and fair view of the state of the affairs of the group and the company as at 31 December 1997 and of the profit of the group for the year ended 31 December 1997 and have been properly prepared in accordance with the Companies Act 1985.



     BDO STOY HAYWARD
     Chartered Accountants
      and Registered Auditors
     London


     16 April 1998

A.C. EGERTON (HOLDINGS) PLC

REPORT OF THE AUDITORS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF A.C. EGERTON (HOLDINGS) PLC


     We have audited the financial statements on pages 5 to 31 which have been prepared under the accounting policies set out on pages 10 to 12.

     Respective responsibilities of directors and auditors

     As described on page 2 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

     Basis of opinion

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

     Opinion

     In our opinion the financial statements give a true and fair view of the state of the affairs of the group and the company as at 31 December 1996 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



     BDO STOY HAYWARD
     Chartered Accountants
      and Registered Auditors
     London


     12 June 1997

A.C. EGERTON (HOLDINGS) PLC

REPORT OF THE AUDITORS

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS OF A.C. EGERTON (HOLDINGS) PLC


     We have audited the financial statements on pages 3 to 28 which have been prepared under the accounting policies set out on pages 8 to 10.

     Respective responsibilities of directors and auditors

     As described on page 2 the company's directors are responsible for the preparation of the financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.

     Basis of opinion

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

     Opinion

     In our opinion the financial statements give a true and fair view of the state of the affairs of the group and the company as at 31 December 1995 and of the profit of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.



     BDO STOY HAYWARD
     Chartered Accountants
      and Registered Auditors
     London


     10 June 1996

A.C. EGERTON (HOLDINGS) PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNTS

--------------------------------------------------------------------------------

                                                                                      THREE MONTHS ENDED
                                                     Years ended 31 December               31 March
                                        Note      1997         1996         1995       1998        1997
                                                                 (as restated)             (Unaudited)
                                                (Pounds)     (Pounds)     (Pounds)     (Pounds)    (Pounds)
TURNOVER                                   2   20,838,594   20,337,126   18,912,180   3,944,411   5,923,776
Change in stocks of finished
 goods and work in progress                       (18,296)    (172,244)      38,828     (37,453)    (71,683)
                                               ----------   ----------   ----------   ---------   ---------

                                               20,820,298   20,164,882   18,951,008   3,906,958   5,852,093
Own work capitalised                                    -      134,723      204,596      21,403      23,000
                                               ----------   ----------   ----------   ---------   ---------

                                               20,820,298   20,299,605   19,155,604   3,928,361   5,875,093
Other operating income                     3       57,356       90,098      148,275      33,386       6,506
                                               ----------   ----------   ----------   ---------   ---------

                                               20,877,654   20,389,703   19,303,879   3,961,747   5,881,599
Operating charges                          4   19,827,750   19,338,850   18,689,573   3,915,650   5,327,609
                                               ----------   ----------   ----------   ---------   ---------

PROFIT FROM OPERATIONS                          1,049,904    1,050,853      614,306      46,097     553,990
Interest receivable                                28,105        1,421       12,406      23,751      45,461
                                               ----------   ----------   ----------   ---------   ---------

                                                1,078,009    1,052,274      626,712      69,848     599,451
Interest payable and
 similar charges                           6     (492,713)    (414,385)    (308,258)   (145,566)   (196,426)
Exceptional item
   Profit on sale of subsidiary                         -            -       72,743           -           -
                                               ----------   ----------   ----------   ---------   ---------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 BEFORE TAXATION                                  585,296      637,889      391,197     (75,718)    403,025
Taxation on ordinary activities            7      210,335      195,553      174,687           -     123,552
                                               ----------   ----------   ----------   ---------   ---------
PROFIT/(LOSS) ON ORDINARY ACTIVITIES
 AFTER TAXATION                                   374,961      442,336      216,510     (75,718)    279,473
Minority interests                                      -            -          739           -           -
                                               ----------   ----------   ----------   ---------   ---------

PROFIT FOR THE PERIOD                             374,961      442,336      217,249     (75,718)    279,473
Dividends                                               -      152,688       76,343       4,581           -
                                               ----------   ----------   ----------   ---------   ---------
RETAINED PROFIT FOR
 THE PERIOD                               17      374,961      289,648      140,906     (80,299)    279,473
                                               ==========   ==========   ==========   =========   =========

All results in 1997 relate to continuing operations.



The notes on pages 8 to 27 form part of these financial statements

A C EGERTON (HOLDINGS) PLC

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES

--------------------------------------------------------------------------------

                                                           YEARS ENDED 31 DECEMBER
                                                  Note    1997       1996      1995
                                                        (Pounds)   (Pounds)  (Pounds)
PROFIT FOR THE FINANCIAL YEAR                            374,961   442,336    217,249
Currency translation differences on
 foreign currency net investments                   19  (299,633)  (48,302)   (34,211)
Revaluation of property and fixed assets            19    30,000   (48,000)  (111,000)
                                                        --------   -------   --------

TOTAL RECOGNISED GAINS AND LOSSES FOR THE YEAR           105,328   346,034     72,038
                                                        ========   =======   ========

RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

PROFIT FOR THE FINANCIAL YEAR                            374,961   442,336    217,249
Dividends                                                      -   152,688     76,343
                                                       --------- ---------  ---------

                                                         374,961   289,648    140,906
Other recognised gains and losses
 relating to the year (net)                             (269,633)  (96,302)  (145,211)
                                                       --------- ---------  ---------

Net additions to shareholders' funds                     105,328   193,346     (4,305)
Opening shareholders' funds (see below)                5,974,962 5,781,616  5,785,921
                                                       --------- ---------  ---------

CLOSING SHAREHOLDERS' FUNDS                            6,080,290 5,974,962  5,781,616
                                                       ========= =========  =========

OPENING SHAREHOLDERS' FUNDS
 AS ORIGINALLY STATED                                  6,038,640 5,878,081  5,785,921
Prior year adjustment (see note 19)                      (63,678)  (96,465)         -
                                                       --------- ---------  ---------

                                                       5,974,962 5,781,616  5,785,921
                                                       ========= =========  =========



The notes on pages 8 to 27 form part of these financial statements

A.C. EGERTON (HOLDINGS) PLC

CONSOLIDATED BALANCE SHEETS

--------------------------------------------------------------------------------

                                                      31 December         31 March 1998
                                          Note     1997         1996       (Unaudited)
                                                 (Pounds)     (Pounds)       (Pounds)
FIXED ASSETS
 Intangible assets                           8    104,286       121,674          93,455
 Tangible assets                             9  6,022,888     6,251,542       5,762,028
 Assets under construction                        111,831        71,024         145,892
                                                ---------     ---------       ---------

                                                6,239,005     6,444,240       6,001,375
                                                ---------     ---------       ---------
CURRENT ASSETS
 Stocks                                     11  2,855,524     3,183,626       2,910,523
 Debtors                                    12  3,384,986     4,458,588       2,747,715
 Cash at bank and in hand                       2,375,907     1,430,305       2,457,987
                                                ---------     ---------       ---------

                                                8,616,417     9,072,519       8,116,225
CREDITORS: AMOUNTS FALLING DUE
  WITHIN ONE YEAR                           13  8,519,933     9,203,128       7,930,051
                                                ---------     ---------       ---------

NET CURRENT ASSETS/(LIABILITIES)                   96,484      (130,609)        186,174
                                                ---------     ---------       ---------

TOTAL ASSETS LESS CURRENT LIABILITIES           6,335,489     6,313,631       6,187,549
                                                ---------     ---------       ---------
CREDITORS: AMOUNTS FALLING DUE AFTER
 MORE THAN ONE YEAR                         14    101,754        75,189          34,194
PROVISIONS FOR LIABILITIES AND CHARGES      15    153,445       263,480         153,364
                                                ---------     ---------       ---------

                                                  255,199       338,669         187,558
                                                ---------     ---------       ---------

                                                6,080,290     5,974,962       5,999,991
                                                =========     =========       =========
CAPITAL AND RESERVES
 Called up share capital                    16     50,896        50,896          50,896
 Revaluation reserve                        17    831,830       792,938         831,830
 Capital reserves                           17    389,524       389,524         389,524
 Profit and loss account                    17  4,808,040     4,741,604       4,727,741
                                                ---------     ---------       ---------

 EQUITY INTERESTS                               6,080,290     5,974,962       5,999,991
                                                =========     =========       =========

The notes on pages 8 to 27 form part of these financial statements

A.C. EGERTON (HOLDINGS) PLC

CONSOLIDATED CASH FLOW STATEMENTS

--------------------------------------------------------------------------------

                                                                                                 Three months
                                                             Years ended 31 December            ended 31 March
                                               Note      1997         1996         1995        1998       1997
                                                                                                 (Unaudited)
                                                       (Pounds)     (Pounds)     (Pounds)    (Pounds)   (Pounds)
NET CASH INFLOW FROM OPERATING
 ACTIVITIES                                       18   2,611,441    2,134,105    1,397,526    312,196     69,927
                                                      ----------   ----------   ----------   --------   --------
RETURNS ON INVESTMENTS AND
 SERVICING OF FINANCE
   Interest received                                      28,105        1,421       12,406     23,751     45,461
   Interest paid                                        (492,713)    (414,385)    (308,258)  (145,566)  (196,426)
                                                      ----------   ----------   ----------   --------   --------
NET CASH OUTFLOW FROM
 RETURNS ON  INVESTMENTS
 AND SERVICING OF FINANCE                               (464,608)    (412,964)    (295,852)  (121,815)  (150,965)
                                                      ----------   ----------   ----------   --------   --------

TAXATION PAID                                           (281,992)     (31,242)    (546,581)   (27,284)         -
                                                      ----------   ----------   ----------   --------   --------

CAPITAL EXPENDITURE
   Payments to acquire tangible
    fixed assets                                      (1,329,489)  (1,058,195)  (1,559,575)   (89,165)  (165,989)
   Payments to acquire intangible
    fixed assets                                        (115,000)     (99,735)    (166,650)   (21,403)   (59,193)
   Receipts from sales of fixed assets                   261,665       17,900       54,450          -          -
   Sale of subsidiary                                          -            -      136,483          -          -
                                                      ----------   ----------   ----------   --------   --------

NET CASH OUTFLOW FROM CAPITAL
 EXPENDITURE                                          (1,182,824)  (1,140,030)  (1,535,292)  (110,568)  (225,182)
                                                      ----------   ----------   ----------   --------   --------

EQUITY DIVIDENDS PAID                                   (152,688)           -      (76,343)         -          -
                                                      ----------   ----------   ----------   --------   --------

NET CASH INFLOW/(OUTFLOW) BEFORE MANAGEMENT
 OF LIQUID RESOURCES AND FINANCING                       529,329      549,869   (1,056,542)    52,529   (306,220)
                                                      ----------   ----------   ----------   --------   --------

FINANCING
   Repayment of capital
    on finance leases                             21     (21,881)     (15,125)     (20,134)    (7,214)    (7,000)
   Repayment of loans and chattel
    mortgages                                     21     (44,916)     (99,025)      (4,624)   (22,458)    (7,486)
                                                      ----------   ----------   ----------   --------   --------

NET CASH OUTFLOW FROM FINANCING                          (66,797)    (114,150)     (24,758)   (29,672)   (14,486)
                                                      ----------   ----------   ----------   --------   --------

INCREASE/(DECREASE) IN CASH AND
 CASH EQUIVALENTS                              19,21     462,532      435,719   (1,081,300)    22,857   (320,706)
                                                      ==========   ==========   ==========   ========   ========

The notes on pages 8 to 27 form part of these financial statements

A.C. EGERTON (HOLDINGS) PLC

NOTES FORMING PART OF THE FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1  ACCOUNTING POLICIES

    The financial statements have been prepared under the historical cost convention as modified by the revaluation of certain assets, and are in accordance with applicable accounting standards. The following principal accounting policies have been applied:

    Basis of consolidation

      The consolidated financial statements incorporate the financial statements of the parent company and its subsidiary undertakings.

      Results of subsidiary undertakings are incorporated from the date of acquisition.

      Goodwill represents the excess of purchase consideration over the fair value of the underlying net assets of subsidiary undertakings at the time of acquisition. Goodwill arising on consolidation is capitalised, classified as an intangible asset and amortised over its estimated economic useful life.

      Capital reserve represents the excess of the net asset values of subsidiary undertakings over the purchase consideration at the time of acquisition and is added to reserves at that time.

    Turnover

      Turnover comprises sales to external customers for goods and services provided, exclusive of value added tax, or local sales tax where appropriate.

    Depreciation

      Depreciation is calculated to write off the cost or valuation of fixed assets over their expected useful lives. At 31 December 1996 the directors reassessed the value and lives of a number of the groups fixed assets and from January 1997 depreciation has been calculated at the following rates:

        Goodwill                                  -  over 5 years, straight line
        Assets in the course of construction
        Plant and machinery                       -  10 - 25% per annum
        Fixtures, fittings and office equipment   -  10 - 25% per annum
        Mould and press tools                     -  10 - 25% per annum
        Motor vehicles                            -  25% per annum
        Patents                                   -  10% reducing balance

    Previously plant and machinery, fixtures, fittings and office equipment, and mould and press tools were depreciated at 15% reducing balance, and motor vehicles at 25% reducing balance.

    No depreciation is provided on freehold and long leasehold properties as the group's policy is to maintain the properties in good condition so as to prolong their useful lives, and any depreciation involved would not be
    material.   The cost of such maintenance is systematically charged to the
    profit and loss account.   In the opinion of the directors, this accounting
    policy ensures that the financial statements show a true and fair view.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

1  ACCOUNTING POLICIES (Continued)

    Depreciation (Continued)

      Where properties have been revalued and valuation is less than book value, the difference is charged to the revaluation reserve to the extent that valuation exceeds cost. Where valuation is less than cost, the deficit below cost is charged to the profit and loss account.

    Leased plant and equipment

      Where fixed assets are financed by leasing agreements which give rights approximating to ownership ('finance leases'), the amount representing the outright purchase price of such assets is included in fixed assets. Depreciation is provided at rates designed to write off this net cost over the shorter of the lease period and the anticipated useful lives of the assets. The capital element of the future rentals is treated as a liability and the interest element is charged to the profit and loss account over the period of the leases in proportion to the balances outstanding.

      Rentals in respect of operating leases are charged directly to the profit and loss account on a straight line basis over the period of the lease.

    Stock and work in progress

      Stock and work in progress is stated at the lower of cost and net realisable value.

      In the case of raw materials and consumable stores, cost represents purchase price, including transport and handling costs, less trade discounts, calculated on a first-in, first-out basis. In the case of work in progress and finished goods, cost consists of direct materials, direct labour and attributable production costs and other attributable overheads.

      Net realisable value represents estimated selling price (less trade discounts) less any further costs to completion and any further costs to be incurred in marketing, selling and distribution.

    Investments

      Investments in subsidiaries are stated at cost. Permanent diminutions in value and provisions are charged to the profit and loss account.

    Pensions

      Payments to individuals personal schemes are charged to the profit and loss account as they fall due.

    Unaudited financial statements

      The consolidated balance sheet as of 31 March 1998 and the related consolidated statements of profit and loss accounts and cash flow for the three months ended March 31, 1998 and 1997 were prepared from the company's books and records without audit. However, in the opinion of management, such information includes all adjustments (consisting of normal accruals) which are necessary to properly reflect the consolidated financial position at March 31, 1998 and 1997. The results of operations for the three months ended March 31, 1998 are not necessarily indicative of the results to be expected for the year.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

1  ACCOUNTING POLICIES (Continued)

    Deferred taxation

      Provision, using the liability method, is made for deferred taxation to the extent that it is likely to become payable in the foreseeable future.

    Research and development

      Expenditure on pure and applied research is written off in the year in which it is incurred.

      Development expenditure is written off in the year in which it is incurred except where it is separately identifiable and relates to a clearly defined project whose outcome can be assessed as profitable with reasonable certainty. In these circumstances, the expenditure is capitalised as an intangible asset and amortised over the life of the product up to a maximum of three years from the date that production commences.

    Foreign currency

      Profit and loss accounts and assets and liabilities of foreign subsidiary undertakings are translated into sterling at the rates of exchange ruling on the balance sheet date. Exchange differences which arise from translation of the opening net investment in foreign subsidiary undertakings are taken to reserves.

      All other differences are taken to the profit and loss account with the exception of differences on foreign equity investments, which are taken directly to reserves to the extent of the exchange difference arising on the net investment in these enterprises.

      Foreign currency transactions of individual companies are translated at the rates ruling when they occurred. Foreign currency monetary assets and liabilities are translated at the rates ruling at the balance sheet dates. Any differences are taken to the profit and loss account.

    Adjustments to comparatives

      Assets in the course of construction are included in fixed assets. Previously assets in the course of construction were included within stock and work in progress in the financial statements, and the comparatives have been adjusted accordingly.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

2  SEGMENTAL ANALYSIS AND CORRESPONDING AMOUNTS

     CLASS OF BUSINESS

                                                                           YEARS ENDED 31 DECEMBER
                                                                   1997              1996             1995
                                                                 (POUNDS)          (POUNDS)         (POUNDS)
   a)  Turnover (net of intercompany trading)

         Manufacture and distribution of
          telecommunications and electrical equipment            19,352,280        19,201,501       17,698,775
         Manufacture of glass reinforced products                 1,486,314         1,135,625        1,213,405
                                                                 ----------        ----------       ----------

                                                                 20,838,594        20,337,126       18,912,180
                                                                 ==========        ==========       ==========

   b)  Trading profits/(losses)

         Manufacture and distribution of
          telecommunications and electrical equipment             1,036,274         1,291,325          592,693
         Installation of telecommunications
          and data equipment                                              -           (23,459)           5,991
         Manufacture of glass reinforced products                    44,289           (74,188)          15,622
                                                                 ----------        ----------       ----------

                                                                  1,080,563         1,193,678          614,306
         Exceptional item                                           (30,659)         (142,825)               -
                                                                 ----------        ----------       ----------

                                                                  1,049,904         1,050,853          614,306
                                                                 ==========        ==========       ==========

   c)  Net assets/(liabilities)

         Manufacture and distribution of
          telecommunications and electrical equipment             8,345,168         8,267,334        8,016,507
         Installation of telecommunications
          and data equipment                                     (2,444,283)       (2,444,283)      (2,423,444)
         Manufacture of glass reinforced products                   179,405           151,911          188,553
                                                                 ----------        ----------       ----------

                                                                  6,080,290         5,974,962        5,781,616
                                                                 ==========        ==========       ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

2  SEGMENTAL ANALYSIS AND CORRESPONDING AMOUNTS (Continued)

   GEOGRAPHICAL REGIONS

                                                                           YEARS ENDED 31 DECEMBER
                                                                   1997              1996             1995
                                                                 (POUNDS)          (POUNDS)         (POUNDS)
   a)  Turnover - by origin

         United Kingdom                                          16,492,371        14,834,127       14,447,128
         Australasia                                              4,346,223         5,502,999        4,465,052
                                                                 ----------        ----------       ----------

                                                                 20,838,594        20,337,126       18,912,180
                                                                 ==========        ==========       ==========

       Turnover - by destination

         United Kingdom                                           4,860,393         5,463,008        6,068,387
         Europe                                                   2,986,125         2,271,789        2,570,023
         Asia, Africa and Middle East                             6,556,822         5,769,343        4,332,153
         American Continent                                       2,177,380         1,360,224        1,476,565
         Australasia                                              4,257,874         5,472,762        4,465,052
                                                                 ----------        ----------       ----------

                                                                 20,838,594        20,337,126       18,912,180
                                                                 ==========        ==========       ==========

   b)  Trading profits/(losses)

         United Kingdom - before exceptional item                   745,973           202,535           19,851
         Australasia                                                334,590           991,143          594,455
         Exceptional item                                           (30,659)         (142,825)               -
                                                                 ----------        ----------       ----------

                                                                  1,049,904         1,050,853          614,306
                                                                 ==========        ==========       ==========

   c)  Net assets/(liabilities)

         United Kingdom                                           4,129,587         3,941,391        4,437,493
         Australasia                                              1,950,703         2,033,571        1,344,123
                                                                 ----------        ----------       ----------

                                                                  6,080,290         5,974,962        5,781,616
                                                                 ==========        ==========       ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

2  SEGMENTAL ANALYSIS AND CORRESPONDING AMOUNTS (Continued)

     CORRESPONDING AMOUNTS

       The analysis between continuing and discontinued operations for the years ended 31 December 1996 and 1995 is shown below.

       YEAR ENDED 31 DECEMBER 1996                               CONTINUING        DISCONTINUED           TOTAL
                                                                  (POUNDS)           (POUNDS)            (POUNDS)
       Turnover                                                  20,337,126                    -         20,337,126
       Change in stocks of finished goods
        and work in progress                                        172,244                    -            172,244
                                                                 ----------        -------------         ----------

                                                                 20,164,882                    -         20,164,882
       Own work capitalised                                         134,723                    -            134,723
                                                                 ----------        -------------         ----------

                                                                 20,299,605                    -         20,299,605
       Other operating income                                        90,098                    -             90,098
                                                                 ----------        -------------         ----------

                                                                 20,389,703                    -         20,389,703
       Operating charges                                         19,315,391               23,459         19,338,850
                                                                 ----------        -------------         ----------

       Profit/(loss) from operations                              1,074,312              (23,459)         1,050,853
                                                                 ==========        =============         ==========

       YEAR ENDED 31 DECEMBER 1995

       Turnover                                                  18,511,327              400,853         18,912,180
       Change in stocks of finished goods
        and work in progress                                        (42,715)               3,887            (38,828)
                                                                 ----------        -------------         ----------

                                                                 18,554,042              396,966         18,951,008
       Own work capitalised                                         204,596                    -            204,596
                                                                 ----------        -------------         ----------

                                                                 18,758,638              396,966         19,155,604
       Other operating income                                       133,102               15,173            148,275
                                                                 ----------        -------------         ----------

                                                                 18,891,740              412,139         19,303,879
       Operating charges                                         18,275,234              414,339         18,689,573
                                                                 ----------        -------------         ----------

       Profit/(loss) from operations                                616,506               (2,200)           614,306
                                                                 ==========        =============         ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

3  OTHER OPERATING INCOME

                                                                           YEARS ENDED 31 DECEMBER
                                                                   1997              1996             1995
                                                                 (POUNDS)          (POUNDS)         (POUNDS)
     Rents receivable                                                23,734            16,667           28,729
     Sundry income                                                   33,622            73,431          119,546
                                                                 ----------        ----------       ----------

                                                                     57,356            90,098          148,275
                                                                 ==========        ==========       ==========


4  OPERATING CHARGES

     Raw materials and consumables                                8,439,260         8,830,690        8,194,317
     Other external charges                                       3,790,673         3,645,379        3,702,873
     Staff costs (note 5)                                         6,219,525         5,673,059        5,650,278
     Depreciation and amortisation                                1,298,402         1,046,897        1,142,105
     Devaluation of fixed assets                                          -           142,825                -
     Loss on sale of fixed assets                                    49,231                 -                -
     Redundancy costs                                                30,659                 -                -
                                                                 ----------        ----------       ----------

                                                                 19,827,750        19,338,850       18,689,573
                                                                 ==========        ==========       ==========

     Included in operating charges are:

        Auditors' remuneration
        - audit services                                             68,000            30,000           40,000
        - non-audit services                                          8,384            16,097           17,103
        Depreciation of owned assets                              1,121,278           841,036          839,384
        Depreciation of assets held
         under finance lease contracts                               44,736            42,233           53,838
        Amortisation of intangible assets                           132,388           163,628          248,883
        Exchange losses/(gains)                                      60,493           (35,029)         (81,640)
        Hire of other assets - operating leases                     184,045           195,460           81,070
                                                                 ==========        ==========       ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

5  STAFF COSTS

                                                                           YEARS ENDED 31 DECEMBER
                                                                   1997              1996             1995
                                                                 (POUNDS)          (POUNDS)         (POUNDS)
     Staff costs for all employees,
     including the directors, consists of:

        Wages and salaries                                       5,566,366         5,135,345        5,076,168
        Social security costs                                      550,523           473,234          545,978
        Pension costs                                              195,064           138,218          121,727
                                                                 ---------         ---------        ---------

                                                                 6,311,953         5,746,797        5,743,873
        Less: Capitalised development cost                         (92,428)          (73,738)         (93,595)
                                                                 ---------         ---------        ---------

                                                                 6,219,525         5,673,059        5,650,278
                                                                 =========         =========        =========

     The average number of employees during the year
     including directors was as follows:                            NUMBER            NUMBER           NUMBER

        Office, administration and management                           88                76              106
        Production                                                     307               293              280
                                                                 ---------         ---------        ---------

                                                                       395               369              386
                                                                 =========         =========        =========

     Staff costs include the following
      directors' emoluments:                                     (Pounds)          (Pounds)         (Pounds)

        Remuneration and pension contributions                     336,695           319,212          312,094
                                                                 =========         =========        =========

        Remuneration, excluding pension contributions
         of the chairman and highest paid director                 177,450           166,321          159,387
        Payments to pension scheme                                       -                 -                -
                                                                 =========         =========        =========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

6  INTEREST PAYABLE AND SIMILAR CHARGES

                                                                           YEARS ENDED 31 DECEMBER
                                                                   1997              1996             1995
                                                                 (POUNDS)          (POUNDS)         (POUNDS)
     Bank loans and overdrafts                                    298,598           320,240         294,753
     Hire purchase interest and finance lease charges              13,771             8,256          11,049
     Other interest                                               180,344            85,889           2,456
                                                                 --------           -------         -------

                                                                  492,713           414,385         308,258
                                                                 ========           =======         =======

7  TAXATION

     The tax charge comprises:

       UK corporation tax
       - on profit for the year at current rates                  167,837           (48,000)        (63,933)
       - (over)/underprovision in respect of prior years             (885)           12,026           2,427
       Overseas taxation - on profit for the year                 148,821           268,758         221,149
       - Overprovision in respect prior years                       2,095           (71,251)        (11,648)
       Transfer to/(from) deferred tax                           (107,533)           34,020          26,692
                                                                 --------           -------         -------

                                                                  210,335           195,553         174,687
                                                                 ========           =======         =======

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

8 INTANGIBLE FIXED ASSETS

                                                               KNOW HOW      DEFERRED        GOODWILL
                                                                 AND        DEVELOPMENT     ARISING ON
                                                               PATENTS      EXPENDITURE    CONSOLIDATION      TOTAL
                                                               (POUNDS)       (POUNDS)        (POUNDS)      (POUNDS)
    Cost
      At 1 January 1997                                          58,776         750,273         23,917         832,966
      Purchased and capitalised in year                               -         115,000              -         115,000
      Elimination of amounts fully amortised                          -               -              -               -
                                                                 ------         -------         ------         -------

      At 31 December 1997                                        58,776         865,273         23,917         947,966
      Capitalised during the period                                   -          21,403              -          21,403
                                                                 ------         -------         ------         -------

      At 31 March 1998 (unaudited)                               58,776         886,676         23,917         969,369
                                                                 ------         -------         ------         -------

    Amortisation
      At 1 January 1997                                          56,710         640,233         14,349         711,292
      Charge during year                                            477         127,128          4,783         132,388
      Elimination of amounts fully amortised                          -               -              -               -
                                                                 ------         -------         ------         -------

      At 31 December 1997                                        57,187         767,361         19,132         843,680
      Charge during the period                                       39          30,999          1,196          32,234
                                                                 ------         -------         ------         -------

      At 31 March 1998 (unaudited)                               57,226         798,360         20,328         875,914
                                                                 ------         -------         ------         -------

    Net book value
      At 31 December 1997                                         1,589          97,912          4,785         104,286
                                                                 ======         =======         ======         =======

      At 31 December 1996                                         2,066         110,040          9,568         121,674
                                                                 ======         =======         ======         =======

      At 31 March 1998 (unaudited)                                1,550          88,316          3,589          93,455
                                                                 ======         =======         ======         =======

    Deferred development expenditure represents costs incurred on the development of products and equipment whose benefit will accrue to future years.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

9 TANGIBLE FIXED ASSETS                 FREEHOLD AND     IMPROVEMENTS   PLANT, EQUIPMENT      FIXTURES,
                                       LONG LEASEHOLD    TO LEASEHOLD       MOULDS AND      FITTINGS AND       MOTOR
                                          PROPERTY         PROPERTY        PRESS TOOLS    OFFICE EQUIPMENT   VEHICLES       TOTAL
                                          (POUNDS)         (POUNDS)          (POUNDS)         (POUNDS)       (POUNDS)      (POUNDS)
    Cost or valuation
      At 1 January 1997                    1,711,559        466,510         6,881,087          487,552        187,285    9,733,993
      Prior year adjustment
       (note 19)                                   -              -           (63,678)               -              -      (63,678)
                                           ---------        -------         ---------          -------       --------   ----------
                                           1,711,559        466,510         6,817,409          487,552        187,285    9,670,315
      Additions                                    -         15,004         1,280,090           81,266         42,110    1,418,470
      Disposals                             (281,559)             -          (300,968)          (2,700)     (104,471)    (689,698)
      Difference on exchange                       -        (27,842)         (300,511)         (46,182)      (14,258)    (388,793)
      Revaluation                             30,000              -                 -                -              -       30,000
                                           ---------        -------         ---------          -------       --------   ----------
      At 31 December 1997                  1,460,000        453,672         7,496,020          519,936        110,666   10,040,294
      Additions (unaudited)                        -              -            31,247            8,467              -       39,714
      Difference on exchange
       (unaudited)                                 -          1,102            12,441            1,525            322       15,390
                                           ---------        -------         ---------          -------       --------   ----------
      At 31 March 1998
       (unaudited)                         1,460,000        454,774         7,539,708          529,928        110,988   10,095,398
                                           ---------        -------         ---------          -------       --------   ----------
    Depreciation
      At 1 January 1997                            -        317,679         2,791,301          214,979         94,814    3,418,773
      Charge for year                              -         33,163         1,028,243           80,321         24,287    1,166,014
      Disposals                                    -              -          (324,421)            (458)       (53,923)    (378,802)
      Difference on exchange                       -         (5,993)         (157,414)         (18,801)        (6,371)    (188,579)
                                           ---------        -------         ---------          -------       --------   ----------
      At 31 December 1997                          -        344,849         3,337,709          276,041         58,807    4,017,406
      Charge during period
       (unaudited)                                 -          6,572           285,213           19,761          4,418      315,964
                                           ---------        -------         ---------          -------       --------   ----------
      At 31 March 1998
       (unaudited)                                 -        351,421         3,622,922          295,802         63,225    4,333,370
                                           ---------        -------         ---------          -------       --------   ----------
    Net book value
      At 31 December 1997                  1,460,000        108,823         4,158,311          243,895         51,859    6,022,888
                                           =========        =======         =========          =======       ========   ==========

      At 31 December 1996                  1,711,559        148,831         4,026,108          272,573         92,471    6,251,542
                                           =========        =======         =========          =======       ========   ==========

      At 31 March 1998
       (unaudited)                         1,460,000        103,353         3,916,786          234,126         47,763    5,762,028
                                           =========        =======         =========          =======       ========   ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

9 TANGIBLE FIXED ASSETS (Continued)

                                   FREEHOLD AND         IMPROVEMENTS   PLANT, EQUIPMENT      FIXTURES,
                                  LONG LEASEHOLD        TO LEASEHOLD      MOULDS AND        FITTINGS AND      MOTOR
                                     PROPERTY             PROPERTY       PRESS TOOLS      OFFICE EQUIPMENT   VEHICLES     TOTAL
                                     (POUNDS)             (POUNDS)         (POUNDS)           (POUNDS)       (POUNDS)    (POUNDS)
    Analysis of cost or
    valuation
    of fixed assets:
      At cost                                -            453,672         2,891,187           386,379        110,666    3,841,904
      At valuation                   1,460,000                  -         4,604,833           133,557              -    6,198,390
                                     ---------            --------        ---------           -------        -------   ----------

                                     1,460,000            453,672         7,496,020           519,936       110,666    10,040,294
                                     =========            =======         =========           =======       =======    ==========

    The net book value of fixed assets includes (Pounds)236,412 (1996 - (Pounds)210,318) in respect of assets held under finance leases and hire purchase contracts.

    The historical cost of the revalued property is (Pounds)674,562.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

10    INVESTMENTS

      The principal trading subsidiary companies are as follows:


                                       COUNTRY OF          HOLDING
       COMPANY                        REGISTRATION            %              PRINCIPAL ACTIVITIES
       A.C. Egerton Limited             England              100        Manufacture of telecommunications
                                                                        equipment and light engineering
       Egerton Australia Pty Limited    Australia            100        Manufacture and distribution of
                                                                        telecommunications equipment
       Egerton (GRP) Limited            England              100        Manufacture of glass reinforced
                                                                        products
11    STOCKS
                                                                 31 DECEMBER               31 MARCH
                                                             1997           1996             1998
                                                                                         (UNAUDITED)
                                                            (Pounds)      (Pounds)         (Pounds)
        Raw materials and consumables                       1,184,318     1,335,979        1,073,161
        Work in progress                                      619,724       655,911          677,491
        Finished goods                                      1,051,482     1,191,736        1,159,871
                                                           ----------     ---------       ----------

                                                            2,855,524     3,183,626        2,910,523
                                                           ==========     =========       ==========

    The replacement value of stock is, in the opinion of the directors, not materially different from the amount stated in the financial statements.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

12 DEBTORS

                                                                       31 DECEMBER               31 MARCH
                                                                  1997              1996           1998
                                                                                                (UNAUDITED)
                                                                (POUNDS)          (POUNDS)        (POUNDS)
     Trade debtors                                             3,013,752         3,805,176       2,603,861
     Corporation tax debtor                                            -            57,084               -
     Other debtors                                                94,946           400,522          61,480
     Prepayments                                                 276,288           147,678          82,369
     ACT recoverable                                                   -            48,128               -
                                                               ---------         ---------       ---------

                                                               3,384,986         4,458,588       2,747,710
                                                               =========         =========       =========

     Included within other debtors at 31 December 1997 is amounts due from directors as follows:

       Mr R F Thompson        (Pounds)9,568   (1996 - (Pounds)33,326)       Maximum outstanding in year  (Pounds)33,326
       Mr P J Cousins         (Pounds)8,689   (1996 - (Pounds)Nil)          Maximum outstanding in year   (Pounds)8,689
       Mr C S Thompson        (Pounds)   66   (1996 - (Pounds)Nil)          Maximum outstanding in year      (Pounds)66

13 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                       31 DECEMBER               31 MARCH
                                                                  1997              1996           1998
                                                                                                (UNAUDITED)
                                                                (POUNDS)          (POUNDS)        (POUNDS)
     Chattels mortgage (note 16)                                  22,458            44,916               -
     Bank loans and overdrafts                                 5,489,346         4,950,853       5,548,569
     Trade creditors                                           1,790,986         2,365,041       1,423,721
     Obligations under finance leases and
     hire purchase contracts                                      76,907            27,397         137,253
     Other creditors including
     taxation and social security                                318,638           566,890         193,682
     Dividends proposed                                                -           152,688           4,581
     Corporation tax                                             217,831           330,006         190,628
     Accruals and deferred income                                603,767           765,337         431,617
                                                               ---------         ---------        ---------

                                                               8,519,933         9,203,128        7,930,051
                                                               =========         =========        =========

     The bank loans and overdrafts are secured by way of fixed and floating charges over the assets of the company and the group (note 25).

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

14 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                      31 DECEMBER             31 MARCH
                                                                1997              1996          1998
                                                                                             (UNAUDITED)
                                                                (POUNDS)        (POUNDS)       (POUNDS)
     Chattels mortgage                                                -          22,458               -
     Obligations under finance leases
     and hire purchase contracts                                 101,754         52,731          34,194
                                                                --------       --------         -------

                                                                 101,754         75,189          34,194
                                                                ========       ========         =======

     During 1994 and 1996 the group acquired a number of assets under Chattel mortgage agreements repayable over three years. There is a fixed charge secured on these assets.


15 PROVISION FOR LIABILITIES AND CHARGES

                                                                       31 DECEMBER           31 MARCH
                                                                1997              1996          1998
                                                                                             (UNAUDITED)
                                                                (POUNDS)          (POUNDS)     (POUNDS)
     These comprise:
        Deferred taxation                                       153,445           263,480       153,445
                                                               ========           =======     =========
     Deferred taxation movements
        At beginning of year                                    263,480           228,630       153,445
        Transfer to/(from) profit and loss account             (107,533)           34,020             -
        Exchange movement                                        (2,502)              830           (81)
                                                               --------           -------     ---------

        At end of period                                        153,445           263,480       153,364
                                                               ========           =======     =========

     Analysis of group provision                             PROVIDED                          UNPROVIDED
                                               31.12.97      31.12.96     31.3.98    31.12.97   31.12.96   31.3.98
                                                                        (UNAUDITED)                       (UNAUDITED
                                               (POUNDS)      (POUNDS)     (POUNDS)   (POUNDS)   (POUNDS)   (POUNDS)

     Accelerated capital
      allowances                                187,691      201,877      187,691     330,695     361,461   330,695
     Short term timing differences              (34,246)      61,603      (34,327)          -           -         -
                                                -------      -------      -------    --------     -------  --------

                                                153,445      263,480      153,364     330,695      361,461   330,695

     Taxation on revaluation surplus                  -            -            -     249,000      249,000   249,000
                                               --------      -------      -------   ---------     --------  --------

                                                153,445      263,480      153,364     579,695      610,461   579,695
                                               ========      =======      =======    ========     ========  ========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

15 PROVISION FOR LIABILITIES AND CHARGES (Continued)

     The unprovided deferred tax on revaluation surplus arises in the holding company and is the only unprovided deferred tax in that company apart from unprovided accelerated capital allowances of (Pounds)161,000. No provision has been made because it is currently the company's intention to reinvest any disposal proceeds of the properties concerned and as such, any taxable gain would qualify for rollover relief under current legislation.

     No deferred tax provision is made for earnings retained overseas.


16 SHARE CAPITAL

                                                         31 DECEMBER          31 MARCH
                                                      1997         1996         1998
                                                                             (UNAUDITED)
                                                     (POUNDS)      (POUNDS)    (POUNDS)
     Authorised
      250,000 ordinary shares of (Pounds)1 each       250,000      250,000      250,000
                                                      =======      =======      =======

     Allotted, called up and fully paid
      Ordinary shares of (Pounds)1 each                50,896       50,896       50,896
                                                      =======      =======      =======

Under the terms of the dividend declared on 27 March 1998, shareholders could elect to receive the dividend in the form of 1p ordinary shares.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

17 RESERVES

                                                       CAPITAL RESERVES
                                                 CAPITAL RESERVE    CAPITAL                    PROFIT
                                                   ARISING ON      REDEMPTION   REVALUATION   AND LOSS
                                                  CONSOLIDATION     RESERVE       RESERVE      ACCOUNT
                                                    (POUNDS)        (POUNDS)     (POOUNDS)     (POUNDS)
      At 1 January 1996
       - as originally stated                            385,122        4,402       853,438   4,584,223
      Prior year adjustment                                    -            -             -     (96,465)
                                                 ---------------   ----------       -------   ---------

      At 1 January 1996 - as restated                    385,122        4,402       853,438   4,487,758
      Exchange differences on
       retranslation of net investment
       in subsidiary undertakings                              -            -             -     (48,302)
      Revaluation of properties                                -            -       (98,000)          -
      Revaluation of moulds and tools
       in Egerton (GRP) Limited                                -            -        50,000           -
      Profit for year                                          -            -             -     353,326
      Transfer between reserves                                -            -       (12,500)     12,500
                                                 ---------------   ----------       -------   ---------

      At 31 December 1996
      - as originally stated                             385,122        4,402       792,938   4,805,282
      Prior year adjustment                                    -            -             -     (63,678)
                                                 ---------------   ----------       -------   ---------
      At 31 December 1996 - as restated                  385,122        4,402       792,938   4,741,604
      Exchange differences on
       retranslation of net investment
       in subsidiary undertakings                              -            -             -    (299,633)
      Profit for year                                          -            -             -     374,961
      Transfer between reserves                                -            -         8,892      (8,892)
      Revaluation of fixed assets in the year                  -            -        30,000           -
                                                 ---------------   ----------       -------   ---------

      At 31 December 1997                                385,122        4,402       831,830   4,808,040
      Loss for the period (unaudited)                          -            -             -     (75,718)
      Proposed dividend (unaudited)                            -            -             -      (4,581)
                                                 ---------------   ----------       -------   ---------

      At 31 March 1998 (unaudited)                       385,122        4,402       831,830   4,727,741
                                                 ===============   ==========       =======   =========

   The prior year adjustments for the years ended 31 December 1996 and 1995 comprises of charges of (Pounds)63,678 and (Pounds)96,465, respectively, being the errors on the 1996 fixed assets revaluation and the 1995 tax charge and intangible assets amortisation, respectively.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

18 RECONCILIATION OF OPERATING SURPLUS TO NET CASH INFLOW FROM OPERATING
   ACTIVITIES

                                                                           YEARS ENDED 31 DECEMBER
                                                                        1997         1996         1995
                                                                      (POUNDS)      (POUNDS)     (POUNDS)
    Operating profit                                                 1,049,904    1,050,853      614,306
    Depreciation charge                                              1,166,014      884,429      893,222
    Amortisation charge                                                132,388      163,628      248,883
    (Profit)/loss on disposal                                           49,231       (7,290)       1,171
    Decrease in stocks                                                 195,531       96,338     (418,079)
    (Increase)/decrease in debtors                                     826,935     (485,376)     481,663
    Increase/(decrease) in creditors                                  (813,733)     285,174     (415,292)
    Net exchange (loss)/gain                                             5,171        3,524       (8,348)
    Exceptional items                                                        -      142,825            -
                                                                    ----------   ----------   ----------

    Net cash inflow from operating
     activities                                                      2,611,441    2,134,105    1,397,526
                                                                    ==========   ==========   ==========


19 ANALYSIS OF CHANGES IN CASH DURING THE PERIOD

    At 1 January                                                    (3,520,548)  (3,955,408)  (2,372,779)
    Net cash movement                                                  462,532      435,719   (1,081,300)
    Exchange gain/(loss)                                               (55,423)        (859)      (9,621)
    Eliminated on disposal of subsidiary                                     -            -        8,292
    Reclassification of bank loan                                            -            -     (500,000)
                                                                    ----------   ----------   ----------

    At 31 December                                                  (3,113,439)  (3,520,548)  (3,955,408)
                                                                    ==========   ==========   ==========

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

20 ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS AS SHOWN IN THE BALANCE SHEET

                                                              31 DECEMBER            31 MARCH
                                                          1997           1996          1998
                                                                                    (UNAUDITED)
                                                        (POUNDS)      (POUNDS)       (POUNDS)
      Bank and cash balances                            2,375,907      1,430,305    2,457,987
      Bank overdrafts                                  (5,489,346)    (4,950,853)   (5,548,569)
                                                       ----------     ----------    ----------

                                                       (3,113,439)    (3,520,548)   (3,090,582)
                                                       ==========     ==========    ==========

21  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                                 YEARS ENDED 31 DECEMBER
                                                           1997           1996           1995
                                                         (POUNDS)       (POUNDS)       (POUNDS)
      Loans and finance lease obligations at 1 January    147,502        247,398       774,885
      Finance lease payments                              (21,881)       (15,125)      (20,134)
      Loan repayments                                     (44,916)       (99,025)       (4,624)
      Exchange gain/(loss)                                 (9,374)        (1,626)       (2,729)
      Inception of new finance leases                     129,788         15,880             -
      Reclassification of bank loan                             -              -      (500,000)
                                                          -------        -------      --------

      Loan and finance lease obligation at 31 December    201,119        147,502       247,398
                                                          =======        =======      ========

22  CONTINGENT LIABILITIES

      Banking facilities

        The company has provided unlimited multilateral guarantees in respect of group banking facilities. At 31 December 1997, this facility had been utilised to the extent of (Pounds)3,068,491 (1996 - (Pounds)3,638,830).

        This facility is secured by fixed and floating charges over the group's assets.

        The company has also given an unlimited guarantee in favour of National Australia Bank Limited in connection with its Australian subsidiary.

      Value added tax

        The company is party to a group value added tax registration, and is therefore jointly and severally liable with all other group companies for the total tax liability. At 31 December 1997, there was no liability due by the group (1996 - (Pounds)Nil).

      Performance bonds

        In the normal course of its business, the group is obliged to enter into performance guarantee bonds on behalf of overseas customers. At the balance sheet date the amount guaranteed amounted to (Pounds)288,832 (1996- (Pounds)336,327).

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

23  DIRECTORS INTERESTS IN TRANSACTIONS

      During the year the company disposed of certain fixed assets to Timeless Properties Ltd, a company in which R F Thompson, P J Cousins, and C S Thompson have interests for (Pounds)238,239 giving rise to a loss to the company of (Pounds)54,357. In the opinion of the directors the transaction took place at arms length commercial values. In addition R F Thompson and P J Cousins acquired their company cars from the company in the year giving rise to a loss on book value of (Pounds)1,039.

24  CAPITAL COMMITMENTS

                                                                             1997           1996           1995
                                                                           (POUNDS)       (POUNDS)       (POUNDS)
      The commitments of the company and of the group
      at 31 December to capital expenditure is as follows:
        Contracted but not provided                                              -         38,133         58,594
                                                                            ======         ======         ======

25  COMMITMENTS UNDER OPERATING LEASES

                                                1997                     1996                       1995
                                        LAND AND                 LAND AND                   LAND AND
                                        BUILDINGS     OTHER      BUILDINGS      OTHER       BUILDINGS     OTHER
                                        (POUNDS)     (POUNDS)    (POUNDS)      (POUNDS)     (POUNDS)     (POUNDS)
      Operating leases which expire:
        Within one year                  137,293     25,124        39,000      14,339        149,394     34,760
        In one to two years              101,243          -       115,206           -        113,707          -
        In two to five years              25,496     67,431       148,545     109,482        268,129     68,069
        In more than five years                -          -       288,000          -               -          -
                                         -------     ------       -------     -------        -------    -------

                                         264,032     92,555       590,751     123,821        531,230    102,829
                                         =======     ======       =======     =======        =======    =======

26  PENSIONS

      The previous pension scheme (a Defined Benefit Scheme) was terminated on 5 April 1992.

      Under the terms of the termination, no new members have been admitted to the scheme since 5 April 1992 and the assets of the fund have been transferred to existing employees' personal pension schemes on an accrued benefits basis. Where payments have been made to retired employees, annuities have been purchased so as to protect their entitlement. Any surplus was allocated to the members of the scheme on an accrued benefits basis.

      Payments to individuals' personal schemes are charged as they fall due.

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

27  RECONCILIATION TO US ACCOUNTING PRINCIPLES

      Basis of reconciliation

        The following is a summary of the material adjustments to profit and shareholders' equity which would be required if US Generally Accepted Accounting Principles (GAAP) had been applied instead of UK GAAP.

        A summary consolidated statement of cash flows is set out below in accordance with the classification of items and the definition of cash under US GAAP.

                                                                                                     THREE MONTHS ENDED
                                                               YEARS ENDED 31 DECEMBER                    31 MARCH
                                                           1997         1996         1995          1998            1997
                                                                                                (UNAUDITED)     (UNAUDITED)
                                                         (POUNDS)     (POUNDS)     (POUNDS)       (POUNDS)        (POUNDS)
      Profit/(loss) attributable to shareholders'
       under UK GAAP                                     374,961      442,336      217,249         (75,718)        279,473
      US GAAP adjustments:
        Capitalised research and development              12,605       59,110       77,450           9,635               -
        Depreciation on buildings                        (11,402)     (11,402)     (23,902)         (4,063)         (5,976)
        Profit on disposal of buildings                   82,720            -            -               -               -
        Deferred taxation                                  8,891      (10,475)     (15,145)              -               -
        Exchange gains                                    33,321       57,788       (8,940)              -               -
                                                         -------      -------      -------         -------         -------

        Net income under US GAAP                         501,096      537,357      246,712         (70,146)        273,497
                                                         =======      =======      =======         =======         =======

                                                             AT 31 DECEMBER           AT 31 MARCH
                                                          1997            1996           1998
                                                                                      (UNAUDITED)
      CAPITAL AND RESERVES                              (POUNDS)        (POUNDS)       (POUNDS)
      Equity interests under UK GAAP                   6,080,290       5,974,962       5,999,991
      Capitalised research and development               (99,501)       (112,106)        (89,865)
      Revaluation of fixed assets                       (831,830)       (792,938)       (831,830)
      Capital reserve arising on consolidation          (385,122)       (385,122)       (385,122)
      Deferred taxation                                 (352,570)       (361,461)       (352,570)
      Accumulated depreciation on buildings             (213,040)       (293,250)       (217,103)
      Accrued dividends                                        -         152,688               -
                                                       ---------       ---------       ---------

      Shareholders' equity under US GAAP               4,198,227       4,182,773       4,123,501
                                                       =========       =========       =========

                                                                                                      THREE MONTHS
                                                             YEARS ENDED 31 DECEMBER                 ENDED 31 MARCH
                                                        1997          1996          1995          1998           1997
                                                                                                (UNAUDITED)    (UNAUDITED)
      STATEMENT OF CASH FLOWS                        (POUNDS)      (POUNDS)      (POUNDS)         (POUNDS)       (POUNDS)
      Net cash provided by operating activities        1,809,418     1,689,040        53,764         163,097       (51,853)
      Net cash used in investing activities           (1,182,824)   (1,140,030)   (1,535,292)       (110,568)     (225,182)
      Net cash provided by financing activities          319,008       436,786       917,448          29,551       271,566
                                                       ---------     ---------     ---------         -------       -------

      Increase/(decrease) in cash and cash equivalents   945,602       985,796      (564,080)         82,080        (5,469)
                                                       =========     =========     =========         =======       =======

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

27  RECONCILIATION TO US ACCOUNTING PRINCIPLES (CONTINUED)

      Capitalised research and development costs

        Under UK GAAP, research and development costs may be capitalised. Under US GAAP, these costs are written off directly to net income.

      Tangible fixed assets

        Under UK GAAP, freehold and long leasehold land and buildings are revalued to market value with the revaluation taken to reserves and no depreciation is recorded. All tangible fixed assets under US GAAP are recorded at historical cost and depreciated over their estimated useful lives.

      Negative goodwill

        Under UK GAAP, negative goodwill arising on consolidation is part of reserves. Under US GAAP, negative goodwill is immediately written off against identifiable long-lived assets.

      Deferred taxation

        Under UK GAAP, deferred taxation is only accounted for to the extent that it is probable that taxation liabilities or benefits will crystallise. Under US GAAP deferred taxation is accounted for on all temporary differences and a valuation adjustment is established in respect of those deferred taxation assets where it is more likely than not that some portion will not be realised.

      Ordinary dividends

        Under UK GAAP, ordinary dividends proposed are provided for in the year in respect of which they are recommended by the Board of Directors for approval by the shareholders. Under US GAAP, such dividends are not provided for until declared by the Board of Directors.

      Foreign currency translation

        Under UK GAAP, results of foreign subsidiaries have been translated at the closing rate at the balance sheet date. Under US GAAP, the results of foreign subsidiaries are translated at an average rate during the period.

      Consolidated statement of cash flows

        The US GAAP cash flow statement reports changes in cash and cash equivalents, which includes short-term highly liquid investments. Only three categories of cash flow are reported, being: operating activities (including tax and interest); investing activities (being capital expenditure, acquisitions and disposals together with cash flows from available for sale current asset investments); and financing activities (including dividends paid).

A.C. EGERTON (HOLDINGS) PLC

--------------------------------------------------------------------------------

27  RECONCILIATION TO US ACCOUNTING PRINCIPLES (CONTINUED)

      Recent FASB pronouncements

        FAS 130, Reporting Comprehensive Income, FAS 131 on disclosure of segmental information and FAS 132, Employers' Disclosures about Pensions and other Post - retirement Benefits will become effective in 1998. The adoption of these Statements will not significantly affect the Group's existing disclosures. FAS 133, Accounting for Derivative Instruments and Hedging Activities, will become effective in 1999 and will not significantly affect the Group's disclosures.

A.C. EGERTON (HOLDINGS) PLC


-------------------------------------------------------------------------------



                         The pages which follow do not

                           form part of the statutory

                      financial statements of the company

A.C. EGERTON (HOLDINGS) PLC

DETAILED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 DECEMBER 1997

-------------------------------------------------------------------------------

                                               1997                  1996
                                        (Pounds)  (Pounds)   (Pounds)   (Pounds)
Service charges receivable                        600,622               646,096

Rents receivable                                  282,746               275,675

Miscellaneous income                                  698                   317

Dividends receivable                                    -               500,000

                                                 --------             ---------

                                                  884,066             1,422,088

Property expenses
 Rent, rates and water and maintenance             92,195               100,025

Administrative expenses
 Insurance                               7,399               8,688
 Motor expenses                         13,090              11,505
 Travel and entertaining                 9,765              11,564
 Audit and accountancy                  40,204              13,416
 Sundry expenses                        87,146              29,296
 Bank charges and interest             321,945             265,793
 Staff costs                           380,132             310,560
 Depreciation and amortisation           2,513               8,203
 Printing and stationery                   521               1,571
 Telephone and fax                         381               1,317
 Patent amortisation                       302                 210
 Loss on sale of assets                 55,396                   -

                                      --------             -------
                                                  918,794               662,123

                                                 --------             ---------

OPERATING (LOSS)/PROFIT                          (126,923)              659,940

Interest receivable                                   450                     -

                                                 --------             ---------

CARRIED FORWARD                                  (126,473)              659,940

A.C. EGERTON (HOLDINGS) PLC

DETAILED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 DECEMBER 1997 (CONTINUED)

--------------------------------------------------------------------------------

                                                              1997                            1996
                                                      (Pounds)   (Pounds)        (Pounds)    (Pounds)
BROUGHT FORWARD                                                  (126,473)                   659,940

Interest payable (loan)                                           (76,260)                   (85,241)

                                                                 --------                    --------

(LOSS)/PROFIT BEFORE TAXATION                                    (202,733)                   574,699

Taxation                                                             (441)                    (9,375)

                                                                 --------                    --------

                                                                 (202,292)                   584,074

Profit on sale of subsidiary                                            -                          -

Provision required against subsidiary undertaking                       -                     (9,274)

Dividends payable                                                       -                   (152,688)
                                                                 --------                   --------

(LOSS)/PROFIT FOR THE YEAR                                       (202,292)                   422,112
                                                                 ========                   ========

Item 7 (b).  Pro Forma Financial Information

             Pro forma financial information that would be required pursuant to
             Article 11 of Regulation S-X

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     The following unaudited pro forma condensed balance sheet at March 31, 1998, gives effect to Channell Commercial Corporation's ("Channell") acquisition on May 1, 1998 of all of the outstanding share capital of A.C. Egerton (Holdings) Plc ("Egerton"), a public limited company incorporated in England and Wales, in a transaction accounted for as a purchase business combination ("Egerton acquisition"). Under this method of accounting, the assets and liabilities of the acquired company are recorded at fair value as of the date of the acquisition.

     The following unaudited pro forma condensed combined statements of income for the year ended December 31, 1997, and the three months ended March 31, 1998, have been prepared as if the acquisition had occurred on January 1, 1997.

     The unaudited pro forma condensed combined financial information is based on the consolidated financial statements of Channell giving effect to the Egerton acquisition under the assumptions and adjustments outlined in the accompanying notes to unaudited pro forma condensed combined balance sheet and statements of income. Such pro forma adjustments are based upon available information and upon certain assumptions that the Company's management believes are reasonable under the circumstances. The unaudited pro forma condensed combined balance sheet and statements of income are provided for comparative purposes only and do not purport to represent the results that would have been obtained had the Egerton acquisition occurred on the date indicated or that may be achieved in the future.

The unaudited pro forma condensed combined balance sheet and statements of income and accompanying notes should be read in conjunction with the consolidated financial statements of Channell contained in Channell's Annual Report on Form 10-K for the year ended December 31, 1997, and Channell's Form 10-Q for the three months ended March 31, 1998, and Egerton's audited consolidated financial statements for the years ended December 31, 1997, 1996 and 1995, and for the three months ended March 31, 1998 and 1997 (unaudited), included in this Form 8-K/A. For purposes of the pro forma condensed combined financial statements the accounts of Egerton have been adjusted to reflect the items necessary to reconcile United Kingdom generally accepted accounting principles (UK GAAP) to United States generally accepted accounting principles (US GAAP) as set forth in Egerton's audited historical financial statements referred to above, and currency amounts in pounds sterling have been translated to US Dollars based upon average exchange rates in effect during the respective periods for the unaudited pro forma condensed combined statements of income and the exchange rate in effect as of the date of the unaudited pro forma condensed balance sheet.

                        Channell Commercial Corporation
                         Pro Forma Condensed Combined
                                 Balance Sheet
                                March 31, 1998
                                 (Unaudited)
                            (amounts in thousands)

                                     Historical        Historical       Pro Forma          Pro Forma
                                      Channell           Egerton       Adjustments         Combined
                                     -----------       ----------      ------------       -----------
     ASSETS
Cash                                 $     3,354       $    4,142      $         --       $     7,496
Investments                               11,708               --           (10,200)            1,508
Accounts Receivable, Net                  10,345            4,630                --            14,975
Inventory                                  8,593            4,903                --            13,496
Deferred Income Taxes                        868               --                --               868
Prepaid Expenses                             177                3                --               180
                                     -----------       ----------      ------------       -----------
        CURRENT ASSETS                    35,045           13,678           (10,200)           38,523

Goodwill                                   1,615                4            18,872            20,491
Property, Plant and Equipment             15,752            7,539             1,360            24,651
Deferred Income Taxes                        483               --                --               483
Other Assets                                 371               --                --               371
                                     -----------       ----------      ------------       -----------
                                     $    53,266       $   21,221      $     10,032       $    84,519
                                     ===========       ==========      ============       ===========

     LIABILITIES AND CAPITAL
Bank Overdraft                       $        --       $    9,350      $         --       $     9,350
Accounts Payable                           2,767            2,399                --             5,166
Current Portion of Term Debt                 133               --                --               133
Lease Obligations                            226              231                --               457
Accrued Expenses                           1,025            1,062             1,275             3,362
Current Taxes Payable                      1,138              322                --             1,460
                                     -----------       ----------      ------------       -----------
     CURRENT LIABILITIES                   5,289           13,364             1,275            19,928

Long-Term Debt                               267               57            16,361            16,685
Lease Obligations                            271               --                --               271
Deferred Income Tax                           --              853                --               853
Capital:
     Common Stock                             92               86               (86)               92
     Paid-in-Capital                      27,991            2,057            (2,057)           27,991
     Retained Earnings                    19,356            4,804            (5,461)           18,699
                                     -----------       ----------      ------------       -----------
                                          47,439            6,947            (7,604)           46,782
                                     -----------       ----------      ------------       -----------
                                     $    53,266       $   21,221      $     10,032       $    84,519
                                     ===========       ==========      ============       ===========

                        CHANNELL COMMERCIAL CORPORATION
         Notes to Unaudited Pro Forma Condensed Combined Balance Sheet
                                March 31, 1998
                            (amounts in thousands)

NOTE A.  SOURCES AND USES OF FUNDS

     Sources:
     --------
     Bank borrowings                                  $ 16,361
     Decrease in Channell investments                   10,200
     Increase in Channell accrued expenses               1,275
                                                      --------
                                                      $ 27,836
                                                      ========
     Uses:
     -----
     Purchase of Egerton shares                       $ 26,561
     Egerton acquisition costs                           1,275
                                                      --------
                                                      $ 27,836
                                                      ========

NOTE B.  ALLOCATION OF PURCHASE PRICE AND CALCULATION OF GOODWILL

     Purchase of Egerton shares                       $ 26,561
     Egerton acquisition costs                           1,275
     Adjustment of property, plant and
       equipment to fair value                          (1,360)
     Egerton book equity                                (7,604)
                                                      ---------
     Calculated goodwill                              $ 18,872
                                                      =========

     The above allocation of the Egerton purchase price is tentative pending completion of fair value determinations for the net assets acquired. The allocation may change with the completion of these determinations.

                        Channell Commercial Corporation
                         Pro Forma Condensed Combined
                              Statement of Income
                         Year Ended December 31, 1997
                                  (Unaudited)
                 (amounts in thousands, except per share data)

                                              Historical      Historical                      Pro Forma          Pro Forma
                                               Channell        Egerton         Combined       Adjustments          Combined
                                              ----------      -----------      --------       ------------       -----------
Net Sales                                     $    59,943     $    34,145      $  94,088         $      --         $  94,088
Cost of Goods Sold                                 35,032          22,097         57,129                --            57,129
                                              -----------     -----------      ---------       -----------       -----------
         Gross Margin                              24,911          12,048         36,959                --            36,959
Commission Income                                     606                            606                --               606
                                              -----------     -----------      ---------       -----------       -----------
                                                   25,517          12,048         37,565                --            37,565

Operating Expenses
         General and Administrative                 4,077           7,965         12,042               944            12,986
         Selling                                    7,251           1,870          9,121                --             9,121
         Research and Development                   1,009             435          1,444                --             1,444
                                              -----------     -----------      ---------       -----------       -----------
                                                   12,337          10,270         22,607               944            23,551

         Income from Operations                    13,180           1,778         14,958              (944)           14,014

Interest Income (Expense), Net                        879            (763)           116            (2,003)           (1,887)
Other Income                                           --             136            136                --               136
                                              -----------     -----------      ---------       -----------       -----------
         Income Before Income Taxes                14,059           1,151         15,210            (2,947)           12,263

Income Taxes                                        5,589             330          5,919                --             5,919
                                              -----------     -----------      ---------       -----------       -----------
         Net Income                           $     8,470     $       821      $   9,291        ($   2,947)        $   6,344
                                              ===========     ===========      =========       ===========       ===========
         Net Income Per Share
                Basic                                                                                              $    0.69
                                                                                                                 ===========
                Diluted                                                                                            $    0.68
                                                                                                                 ===========

                        Channell Commercial Corporation
                         Pro Forma Condensed Combined
                              Statement of Income
                       Three Months Ended March 31, 1998
                                  (Unaudited)
                 (amounts in thousands, except per share data)

                              Historical         Historical                                 Pro Forma              Pro Forma
                              Channell            Egerton            Combined              Adjustments             Combined
                           --------------       ------------       -----------           --------------         ----------------
Net Sales                   $    15,704          $    6,636         $  22,340             $         --           $    22,340
Cost of Goods Sold                9,290               4,683            13,973                       --                13,973
                            -------------        -----------        ----------            -------------          ---------------

     Gross Margin                 6,414               1,953             8,367                       --                 8,367
Commission Income                    80                  54               134                       --                   134
                            -------------        -----------        ----------            -------------          ---------------
                                  6,494               2,007             8,501                       --                 8,501

Operating Expenses
     General and
     Administrative               1,404               1,313             2,717                      236                 2,953
     Selling                      2,219                 442             2,661                       --                 2,661
     Research and
     Development                    378                 124               502                       --                   502
                            -------------        -----------        ----------            -------------          ---------------
                                  4,001               1,879             5,880                      236                 6,116

     Income from Operations       2,493                 128             2,621                     (236)                2,385

Interest Income (Expense),
    Net                             152                (244)              (92)                    (501)                 (593)
                            -------------        -----------        ----------            -------------          ---------------

     Income Before Income
     Taxes                        2,645                (116)            2,529                     (737)                1,792

Income Taxes                      1,098                  --             1,098                       --                 1,098

                            -------------        -----------        ----------            -------------          ---------------

     Net Income             $     1,547           ($    116)        $   1,431             ($       737)          $       694
                            =============        ===========        ==========            =============          ===============

     Net Income Per Share
          Basic                                                                                                  $      0.08
                                                                                                                 ===============
          Diluted                                                                                                $      0.08
                                                                                                                 ===============

                        CHANNELL COMMERCIAL CORPORATION

     Notes to Unaudited Pro Forma Condensed Combined Statements of Income Year Ended December 31, 1997, and Three Months Ended March 31, 1998
                            (amounts in thousands)

NOTE A.  AMORTIZATION OF GOODWILL

     Reflects the amortization of goodwill in the amount of $18,872 over an estimated twenty-year life.

NOTE B.  INTEREST EXPENSE

     Reflects interest expense on borrowings in the amount of $16,361 at an interest rate of 8.5 % per annum plus the estimated interest income that would have been earned on the investments redeemed in the amount of $10,200, which yielded approximately 6% per annum.

NOTE C.  NET INCOME PER SHARE

     Basic net income per share information has been calculated on the basis of 9,237 shares of Channell common stock outstanding throughout both periods. Diluted earnings per share is applicable to the year ended December 31, 1997 only, accordingly, the effect of dilutive stock options have been added to reflect 9,291 shares outstanding.

Item 7 (c)  Index of Exhibits

            2 Share Purchase Agreement dated as of May 1, 1998, between A.C. Egerton (Holdings) PLC and Channell Commercial Corporation (incorporated by reference to Exhibit 1 of the Registrant's Current Report on Form 8-K, event date May 18, 1998).

            99 Credit Agreement dated as of May 1, 1998, between Channell Commercial Corporation and Fleet National Bank (incorporated by reference to Exhibit 99 of the Registrant's Current Report on Form 8-K, event date May 18, 1998).

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        CHANNELL COMMERCIAL CORPORATION
                                 (Registrant)



Dated:  July 15, 1998            By:    /s/ Gary W. Baker
                                   -----------------------
                                   Gary W. Baker
                                   Chief Financial Officer